PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
PREPAYMENTS AND OTHER RECEIVABLES
Receivable from collaboration agreement	$ 1,664
Interest receivable	5	$ 1,042
Deferred offering fees	4,189
Prepayments to CRO vendors		998
Prepayments for insurance and other services	519	484
Prepayments for employee incentives	177	641
Other receivables	124	130
Total prepayments and other receivables	$ 6,678	$ 3,295